EXHIBIT 32.1

                          SECTION 906 CERTIFICATION OF
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                               OF GUAR GLOBAL LTD.

In connection with the accompanying Annual Report on Form 10-K of Guar Global Ltd. for the year ended July 31, 2012, the undersigned, Charz Kelso, President and Chief Executive Officer of Guar Global Ltd., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Annual Report on Form 10-K for the year ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in such Annual Report on Form 10-K for the year ended June 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of Guar Global Ltd.

Date: October 29, 2012
                                        /s/ Charz Kelso
                                        ----------------------------------------
                                        Charz Kelso
                                        President and Director (and principal
                                        financial officer and principal
                                        accounting officer)